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                                                           Exhibit 23.1


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           --------------------------------------------------------


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-119636) of Aehr Test Systems of our report dated July 17, 2006 relating to the consolidated financial statements as of and for the year ended May 31, 2006, which appears in this Form 10-K.


/s/ Burr, Pilger & Mayer LLP

Palo Alto, California
August 28, 2006